Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael Grossman	December 2013	Investment Officer of MFS
Thomas H. Wetherald	2004	Investment Officer of MFS

Effective December 29, 2014, the above chart will be restated as follows:

Portfolio Manager	Since	Title
Paul J. Gordon	December 2014	Investment Officer of MFS
Michael Grossman	2013	Investment Officer of MFS

Effective immediately, the sub-section entitled "Portfolio Manager(s)" beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Michael Grossman	Portfolio Manager	Employed in the investment area of MFS since 2005
Thomas H. Wetherald	Portfolio Manager	Employed in the investment area of MFS since 2002

Effective December 29, 2014, the above chart will be restated as follows:

Portfolio Manager	Primary Role	Five Year History
Paul J. Gordon	Portfolio Manager	Employed in the investment area of MFS since 2004
Michael Grossman	Portfolio Manager	Employed in the investment area of MFS since 2005

1009790                                                                                                                                                                                           1                                                                      VND-PM-SUP-092914